UNITED STATES

SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 18, 2014

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan	48302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  248-648-2500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

We are furnishing this Current Report on Form 8-K to revise our consolidated financial statements as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011 to retrospectively reflect the financial results of certain entities which have been treated as discontinued operations through September 30, 2014 in accordance with the provisions of Accounting Standards Codification 205-20.  Under the requirements of ASC 250, Accounting Changes and Error Corrections, and of the Securities and Exchange Commission (“SEC”), a change in the classification of discontinued operations required by ASC 205-20 is required to be reflected retrospectively in previously issued financial statements included in our Form 10-K if those financial statements are to be incorporated by reference in documents filed under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the change in the entities being classified as discontinued operations.

Accordingly, the Company’s revised audited consolidated financial statements for the years ended December 31, 2013, 2012, and 2011, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A), reflecting these changes are filed as exhibits to this Current Report on Form 8-K together with certain other updated portions of our previously filed Form 10-K for the fiscal year ended December 31, 2013 (the “2013 Form 10-K”). These changes have no effect on the Company’s reported net income for any reporting period and have no material effect on the Company’s results of operations or financial condition. The revised sections of the 2013 Form 10-K included in this Current Report have not otherwise been updated for events occurring after the date of the consolidated financial statements, which were originally presented in the 2013 Form 10-K filed on March 3, 2014. All other information in the 2013 Form 10-K remains unchanged. This report should be read in conjunction with the 2013 Form 10-K (except for the items which are included in this Current Report).

Although the information in this Current Report is being furnished to the SEC under Items 2.02 and 9.01 of the Form 8-K, we are hereby incorporating this Current Report by reference into our existing and future prospectuses, registration statements and other filings with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

23.1 Consent of Independent Registered Public Accounting Firm — Deloitte & Touche LLP.

23.2 Consent of Independent Registered Public Accounting Firm — KPMG Audit Plc.

99.1 Updated Item 6. “Selected Financial Data” from previously filed 2013 Form 10-K.

99.2 Updated Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” from previously filed 2013 Form 10-K.

99.3 Updated Item 8. “Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm” from previously filed 2013 Form 10-K.

99.4 Item 9A. “Controls and Procedures” from previously filed 2013 Form 10-K.

99.5 Updated Schedule II “Valuation and Qualifying Accounts” from previously filed 2013 Form 10-K.

99.6 Updated Exhibit 12 “Ratio of Earnings to Fixed Charges” from previously filed 2013 Form 10-K.

101.INS XBRL Instance Document.

101.SCH XBRL Taxonomy Extension Schema.

101.CAL XBRL Taxonomy Extension Calculation Linkbase.

101.DEF XBRL Taxonomy Extension Definition Linkbase.

101.LAB XBRL Taxonomy Extension Label Linkbase.

101.PRE XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

November 18, 2014	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm — Deloitte & Touche LLP.

23.2	Consent of Independent Registered Public Accounting Firm — KPMG Audit Plc.

99.1	Updated Item 6. “Selected Financial Data” from previously filed 2013 Form 10-K.

99.2	Updated Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” from previously filed 2013 Form 10-K.

99.3	Updated Item 8. “Financial Statements and Supplementary Data and Report of Independent Registered Public Accounting Firm” from previously filed 2013 Form 10-K.

99.4	Item 9A. “Controls and Procedures” from previously filed 2013 Form 10-K.

99.5	Updated Schedule II “Valuation and Qualifying Accounts” from previously filed 2013 Form 10-K.

99.6	Updated Exhibit 12 “Ratio of Earnings to Fixed Charges” from previously filed 2013 Form 10-K.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.